Q1 2026 FINANCIAL RESULTS April 30, 2026

Q1 2026 results | April 30, 20262 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints related to war or other armed conflict; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods related products, particularly as it relates to the agricultural market business cycle; changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods related issues such as agriculture, the environment, debt relief and subsidy program policies, trade, commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls, tariffs and other protective measures issued to promote national interests or address foreign competition, which in turn result or may result in retaliatory tariffs or other measures enacted by affected trade partners; volatility in international trade caused by the imposition of tariffs and the related impact on cost and prices, which could consequently affect demand of our products, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies (including artificial intelligence) and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety, privacy and data security or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; weather conditions, particularly to the extent it impacts the agricultural industry; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other postemployment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics, terrorist attacks in Europe, the Middle East and elsewhere; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission ("SEC"). All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Additional factors could cause actual results to differ from those expressed or implied by the forward-looking statements included in the Company’s filings with the SEC (including, but not limited to, the factors discussed in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q). Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at investors.cnh.com.

3 Q1 2026 results | April 30, 2026 Q1 2026 | MAIN HIGHLIGHTS Passing through expected low point in Ag market demand Production kept at low levels to manage channel inventory Positive price/cost in Agriculture segment Further progress on dealer network consolidation Highly dynamic market environment impacting entire supply chain Continued engagement with U.S. administration on industry conditions 3

Q1 2026 results | April 30, 20264 Q1 2026 | RESULTS (1) Non-GAAP measures (definition and reconciliation in the appendix) YoY vs Q1 2025 Consolidated Revenues $3.8B (0)% Net Sales Industrial Activities $3.2B (0)% Adjusted EBIT1 Industrial Activities $(45)M (145)% (460) bps Adjusted Industrial EBIT Margin1 (1.4)% Net Income $10M (92)% (84)% Adjusted Net Income1 $21M Diluted EPS $0.01 $(0.09) $(0.09) Adjusted Diluted EPS1 $0.01 Operating Cash Flow $(497)M $(30)M $(22)M Free Cash Flow1 Industrial Activities $(589)M

Q1 2026 results | April 30, 20265 Breaking new ground on Iron + Tech Expanding mid-cycle margins PATH TO 2030 Quality as a mindset Driving commercial excellence Operational excellence Expanding product leadership Advancing Iron + Tech integration

Q1 2026 results | April 30, 20266 DRIVING MANUFACTURING PLANT EFFICIENCIES Project-based approach to drive manufacturing plant efficiencies Cumulative Manufacturing Projects 0 500 1,000 1,500 2,000 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 ~1,400 in 2025 300+ in Q1 2026 $45M in 2025 Agriculture Manufacturing Efficiency savings Example New fiber laser at the Fargo plant reduced sheet steel cutting time by 52%, while also: • Reducing consumables • Minimizing secondary operations • Improving quality

Q1 2026 results | April 30, 20267 (49) 46 (29) (22) (34) (24) 139 27 Q1 2026 | AGRICULTURE Note: numbers may not add due to rounding (1) Gross Margin calculated as Adj. Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory 2,581 2,596 Q1 2025 Q1 2026 Net Sales ($M) Gross Margin1 Adjusted EBIT ($M) Q1 2025 Volume & Mix Pricing, Net Product Cost SG&A R&D FX & Other Q1 2026 1.0% 5.4% +1% YoY (90) bps YoY 20.0% 19.1% Q1 2025 Q1 2026 139 27 Production hours Δ YoY • Q1: +6% Dealer inventory2 flat sequentially vs. usual seasonal increase Production slots filled • Q2: • Q3:

Q1 2026 results | April 30, 20268 (5) 14 (32) 0 14 (14) (5) Q1 2026 | CONSTRUCTION Note: numbers may not add due to rounding (1) Gross Margin calculated as Adj. Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory 591 574 Q1 2025 Q1 2026 Net Sales ($M) Gross Margin1 Adjusted EBIT ($M) Q1 2025 Volume & Mix Pricing, Net Product Cost SG&A R&D FX & Other Q1 2026 (4.9)% 2.4% (3)% YoY (310) bps YoY 14.9% 11.8% Q1 2025 Q1 2026 14 (28) Production hours Δ YoY • Q1: +12% Dealer inventory2 YoY • Q1: (4)% Production slots filled • Q1: • Q2:

Q1 2026 results | April 30, 20269 1.7% 2.3% 3.5% 0% 1% 2% 3% 4% Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 3.2% 3.1% 3.3% 1.9% 1.7% 1.4% 0% 1% 2% 3% 4% Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q1 2026 | FINANCIAL SERVICES (1) Including unconsolidated JVs; (2) At constant currency; (3) Return on Assets defined as: EBIT / average managed assets annualized Net Income ($ million) Delinquencies on Book (>30 Days)Profitability Ratios Gross Margin / Avg. Assets on Book Return on Assets3 Main Highlights 90 74 Q1 2025 Q1 2026 Q1 retail originations1 $2.2B, -$0.2B YoY Managed portfolio1 $28.0B, flat YoY (-$1.0B @CC2) Delinquencies at 3.5%, primarily driven by South America Net income down, mainly driven by higher risk cost

Q1 2026 results | April 30, 202610 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH & MARGIN EXPANSION Support organic growth through investment in commercial actions, operational efficiencies, and quality improvements BALANCE SHEET STRENGTH & STRONG CREDIT RATING Preserve investment grade credit rating as foundational commitment INORGANIC GROWTH Maintain option for strategic, disciplined, and margin accretive M&A SHAREHOLDER RETURNS After debt repayment and M&A, return substantially all Industrial FCF to shareholders through dividends and share buybacks

TARIFF IMPACT ON MARGINS

Full year 2026 cost impact

	Agriculture	**Construction**
Original guidance	**(210)-(220) bps**	**~(500) bps**
Section 122 vs. IEEPA (temporary)	▼	▼
Section 232 – whole machines	▲ ▲	▲ ▲
Section 232 – component parts	▼ ▼	▼
Section 301 investigation impact	TBD	TBD
Revised guidance	**(210)-(220) bps**	**~(600) bps**

11 Q1 2026 results | April 30, 2026

CNH

Q1 2026 results | April 30, 202612 2026 OUTLOOK – AGRICULTURE (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Agriculture – Main Assumptions Tractors Combines North America flat - 5% LHP (20)% - (15)% HHP (5)% - flat EMEA (5)% - flat 5% - 10% South America (5)% - flat (15)% - (10)% APAC (15)% - (10)% 20% - 25% Total Industry Volume % change FY 2026 vs. FY 2025 reflecting the aggregate for key markets where the Company competes. 6.2% 2025A 2026E prior 2026E current $12,390M 2025A 2026E prior 2026E current (5)% - flat Δ YoY Net Sales Adj. EBIT Margin 4.5% - 5.5% (5)% - flat Δ YoY 4.5% - 5.5%

Q1 2026 results | April 30, 202613 2.3% 2025A 2026E prior 2026E current $2,956M 2025A 2026E prior 2026E current 2026 OUTLOOK – CONSTRUCTION (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Construction – Main Assumptions ~flat YoY Net Sales Adj. EBIT Margin 1.0% - 2.0% Light Heavy North America ~flat flat - 5% EMEA flat - 5% (5)% - flat South America (15)% - (10)% (15)% - (10)% APAC flat – 5% ~5% Total Industry Volume % change FY 2026 vs. FY 2025 reflecting the aggregate for key markets where the Company competes. ~flat YoY 1.0% - 2.0%

Q1 2026 results | April 30, 202614 2026 OUTLOOK – FINANCIAL TARGETS (1) Non-GAAP measure (definition in the appendix) Industrial Activities 2025A 2026E prior 2026E current Net Sales $15.3B (4)% - flat YoY reaffirmed Adj. EBIT margin1 4.3% 2.5% - 3.5% reaffirmed Free Cash Flow1 $513M $150M - $350M reaffirmed Company Adj. Diluted EPS1 $0.55 $0.35 - $0.45 reaffirmed

15 Q1 2026 results | April 30, 2026 Q2 2026 – KEY CONSIDERATIONS Agriculture net sales ~flat YoY; Construction up mid-teens % YoY South American market conditions require close monitoring Transportation and tariff cost dynamics Segment margins within full-year guidance ranges Financial Services net income impacted by higher risk reserves

16 Q1 2026 results | April 30, 2026 2026 PRIORITIES & OUTLOOK Carefully monitoring & managing global trade and supply chain dynamics Thorough production planning and further channel inventory trimming Purposeful growth in iron and tech investments Delivering 50-75 bps Agriculture mid-cycle margin improvements Multi-brand dealership consolidation progress in all major geographies

17 APPENDIX

Q1 2026 results | April 30, 202618 UPCOMING EVENTS Q2 2026 earnings call: Monday, August 3, 9:00am ET Annual General Meeting of Shareholders: Friday, May 8, 3:00pm CEST (9:00am ET) Note: dates are subject to change

Q1 2026 results | April 30, 202619 Q1 2026 | YOY UNIT PERFORMANCE (1) Total Industry Volume % YoY change reflecting the aggregate for key markets where the Company competes. NOTE: Total Industry Volume % change 2026 vs. 2025 reflecting aggregate for key markets where Company competes. APAC CE when excluding China 3% in Light & 2% in Heavy T o ta l I n d u s tr y NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (7)% 2% (8)% 21% 140+ HP – Large Tractors (27)% Combines (6)% (5)% (33)% (16)% Light 5% 1% (7)% 8% Heavy 4% 11% 6% 6% Company Inventory Dealer Inventory Retail Production C o m p a n y Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Tractors Light HeavyCombines

Q1 2026 results | April 30, 202620 Q1 2026 | INDUSTRIAL ACTIVITIES NET SALES Note: numbers may not add due to rounding (1) Δ YoY @CC means at constant currency Agriculture Construction Industrial Activities $2,596M $574M $3,170M +1% YoY (4)% @CC1 (3)% YoY (6)% @CC1 (0)% YoY (4)% @CC1 By Region as reported By Region as reported By Region as reported 39% 38% 11% 12% 53% 29% 11% 8% 42% 36% 11% 11% 41% 32% 16% 12% 54% 25% 13% 7% 43% 30% 15% 11% By Product as reported By Product as reported By Segment as reported 62% 17% 21% 42% 56% 2% 82% 18% 60% 18% 22% 35% 63% 2% 81% 19% Q1 2025 Q1 2026 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q1 2026 mix Q1 2025 mix Q1 2026 mix Q1 2025 mix

Q1 2026 results | April 30, 202621 Q1 2026 | FINANCIALS BY SEGMENT Note: numbers may not add due to rounding (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section $M Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q1 26 Q1 25 Q1 26 Q1 25 Q1 26 Q1 25 Q1 26 Q1 25 Q1 26 Q1 25 Agriculture 2,596 2,581 497 515 19.1% 20.0% 27 139 1.0% 5.4% Construction 574 591 68 88 11.8% 14.9% (28) 14 (4.9%) 2.4% Elimination & Other - - - - - - (44) (52) - - Industrial Activities 3,170 3,172 565 603 17.8% 19.0% (45) 101 (1.4%) 3.2% Financial Services 646 651 Elimination & other 10 5 CNH Industrial 3,826 3,828

Q1 2026 results | April 30, 202622 DEBT MATURITY SCHEDULE | BREAKDOWN Note: Numbers may not add due to rounding Outstanding Mar. 31, 2026 2026 2027 2028 2029 2030 Beyond 2.8 Bank debt 0.7 0.7 0.3 0.3 0.2 0.6 12.3 Capital market 1.9 3.0 2.0 2.2 0.5 2.7 0.1 Other debt 0.1 - - - - - 15.2 Cash portion of debt maturities 2.7 3.6 2.3 2.5 0.8 3.3 of which Industrial Activities - 1.3 0.1 0.6 - 2.1 of which Financial Services 2.7 2.3 2.2 1.9 0.8 1.3 2.3 Cash & cash equivalents and restr. cash 0.7 of which restricted cash 0.2 Net receivables / (payables) with Iveco 6.4 Undrawn committed credit lines 8.9 Total available liquidity ($B)

23 RECONCILIATIONS

Q1 2026 results | April 30, 202624 ($M) Q1 2026 Q1 2025 Net income (loss) 10 132 Less: consolidated income tax expense (4) (46) Consolidated income before taxes 14 179 Less: Financial Services Financial Services net income 74 90 Financial Services income taxes 26 28 Add back of the following Industrial Activities items: Interest expense of Industrial Activities, net of Interest income and elim. 23 25 Foreign exchange (gains) losses, net of Industrial Activities 2 5 Finance and non-service component of pension and other post-employment benefit costs of Industrial Activities 4 4 Adjustments for the following Industrial Activities items: Restructuring expenses 4 6 Other discrete items 8 - Total adjusted EBIT of Industrial Activities (45) 101 ADJUSTED EBIT RECONCILIATION Reconciliation of Consolidated Net Income to Adjusted EBIT of Industrial Activities

Q1 2026 results | April 30, 202625 ($M) Q1 2026 Q1 2025 Net income (loss) 10 132 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 12 - Restructuring expenses 4 6 Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S. - (6) Impairment of minority investment 8 - Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (1) - Adjusted net income (loss) 21 132 Adjusted net income (loss) attributable to CNH Industrial N.V. 18 131 Weighted average shares outstanding – diluted (million) 1,244 1,253 Adjusted diluted EPS $0.01 $0.10 ADJUSTED NET INCOME RECONCILIATION Reconciliation of Adjusted Net Income to Net Income (Loss) & Calculation of Adjusted Diluted EPS

Q1 2026 results | April 30, 202626 ($M) Q1 2026 Q1 2025 Net cash provided by (used in) Operating Activities 35 162 Cash flows from Operating Activities of Financial Services net of eliminations (534) (638) Change in derivatives hedging debt of Industrial Activities and other 2 9 Investments in property, plant & equipment, and intangible assets of Industrial Activities (92) (103) Other changes - 3 Free cash flow of Industrial Activities (589) (567) FREE CASH FLOW RECONCILIATION Reconciliation of Net Cash Provided (Used) by Operating Activities to Free Cash Flow of Industrial Activities

Q1 2026 results | April 30, 202627 The composition of our regions part of the geographic information is as follows: • North America: United States, Canada, and Mexico • Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Türkiye, Uzbekistan, Pakistan, the African continent, and the Middle East • South America: Central and South America, and the Caribbean Islands • Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia, Japan, and Oceania Industry Data • In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. • Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Türkiye, Brazil, and any country where local shipments are not reported. • In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated and may require adjustments when determining our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q1 2026 results | April 30, 202628 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. Adjusted Gross Profit Margin of Industrial Activities: is computed by dividing Net Sales less Costs of good sold, as adjusted by non-recurring items, by Net Sales. Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non- recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Income Tax (Expense) Benefit is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Adjusted Net Income is defined as net income, less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. NON-GAAP FINANCIAL MEASURES

29 INVESTOR RELATIONS CONTACTS investors.cnh.com investor.relations@cnh.com Jason Omerza +1 (630) 740 8079 jason.omerza@cnh.com Federico Pavesi +39 (345) 605 6218 federico.pavesi@cnh.com